UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2013

Medtronic, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota	1-7707	41-0793183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 Medtronic Parkway, Minneapolis, Minnesota	55432
(Address of principal executive offices)	(Zip Code)

(763) 514-4000

(Registrant’s telephone number, including area code):

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 26, 2013, Medtronic, Inc. (the “Company”) sold $1,000,000,000 aggregate principal amount of its 1.375% Senior Notes due 2018 (the “2018 Notes”), $1,250,000,000 aggregate principal amount of its 2.750% Senior Notes due 2023 (the “2023 Notes”), and $750,000,000 aggregate principal amount of its 4.000% Senior Notes due 2043 (the “2043 Notes,” together with the 2018 Notes and 2023 Notes, the “Notes”), pursuant to an Underwriting Agreement dated March 19, 2013 (the “Underwriting Agreement”), among the Company, Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein. The Company’s representations in the Underwriting Agreement were made as of the date thereof in connection with negotiating the contract, are subject to qualifications and limitations agreed to by the parties, may have been used for purposes of allocating risk between the parties rather than for the purpose of establishing matters as facts, and should not be relied upon as though such representations were made to any holders of securities of the Company. Investors should read the information provided in the Registration Statement (as defined below) and in the Company’s other filings with the Securities and Exchange Commission.

The Notes were issued pursuant to an Indenture dated March 12, 2009 (the “Indenture”), as supplemented by the Fifth Supplemental Indenture dated March 26, 2013 (the “Fifth Supplemental Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee. The offer and sale of the Notes have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3ASR (No. 333-179938) filed with the Securities and Exchange Commission on March 6, 2012, as supplemented by a Prospectus Supplement dated March 19, 2013 (collectively, the “Registration Statement”).

The purpose of this Current Report is to file with the Securities and Exchange Commission the Underwriting Agreement, the Fifth Supplemental Indenture, which includes the form of Global Notes, and the legal opinion and consent of Fredrikson & Byron, P.A., copies of which are attached hereto as Exhibits 1.1, 4.1, and 5.1, respectively. A copy of the press release related to this offering is also furnished as Exhibit 99.1.

The foregoing description of the issuance, sale and terms of the Notes does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the Fifth Supplemental Indenture entered into in connection therewith.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated March 19, 2013, among the Company, Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC,. as representatives of the several underwriters named therein.

4.1	Fifth Supplemental Indenture, dated March 26, 2013, between the Company and Wells Fargo Bank, National Association, as trustee (which includes the form of Global Notes).

5.1	Opinion of Fredrikson & Byron, P.A.

23.1	Consent of Fredrikson & Byron, P.A. (included in Exhibit 5.1).

99.1	Press Release of the Company dated March 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.

	By	/s/ Gary L. Ellis
Date: March 26, 2013		Gary L. Ellis
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Medtronic, Inc.

Form 8-K Current Report

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 19, 2013, among the Company, Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

4.1	Fifth Supplemental Indenture, dated March 26, 2013, between the Company and Wells Fargo Bank, National Association, as trustee (which includes the form of Global Notes).

5.1	Opinion of Fredrikson & Byron, P.A.

23.1	Consent of Fredrikson & Byron, P.A. (included in Exhibit 5.1).

99.1	Press Release of the Company dated March 19, 2013.